EXHIBIT 10.1

AMENDMENT TO

AEHR TEST SYSTEMS

AMENDED AND RESTATED 2006 EMPLOYEE STOCK PURCHASE PLAN

THIS AMENDMENT TO AEHR TEST SYSTEMS AMENDED AND RESTATED 2006 EMPLOYEE STOCK PURCHASE PLAN (this “Amendment”), is made and adopted by the Board of Directors (the “Board”) of Aehr Test Systems, a California corporation (the “Company”), effective as of October 21, 2025 (the “Amendment Effective Date”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Aehr Test Systems Amended and Restated 2006 Employee Stock Purchase Plan (the “Plan”);

WHEREAS, pursuant to Section 20 of the Plan, the Plan may be amended at any time and for any reason by the Board; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, subject to the approval of this Amendment by the Company’s stockholders.

AMENDMENT

The Plan is hereby amended as follows, effective as of the Amendment Effective Date:

1. Section 13(a). Section 13(a) of the Plan is hereby deleted and replaced in its entirety with the following:

“(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 1,882,144 shares of Common Stock.”

2. This Amendment shall be and, as of the Amendment Effective Date, hereby is incorporated in and forms a part of the Plan.

3. Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.